               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 24, 2005

          Wachovia Commercial Mortgage Securities, Inc.
         (Exact name of registrant specified in Charter)

      North Carolina           333-120922-04               56-1643598
      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)          Identification No.)
      incorporation)

            301 South College Street
           Charlotte, North Carolina                      28288-0166
    (Address of principal executive offices)               Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4d(c))

ITEM 8.01 Other Events.

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange
Commission to Kidder, Peabody Acceptance Corporation-I; Kidder, Peabody & Co.
Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter"))
prepared by Wachovia Capital Markets, LLC, which are hereby filed pursuant to the Kidder Letter.

ITEM 9.01 Financial Statements, Pro Forma Information and Exhibits.

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.      Description
-----------      -----------
    99           Computational Materials prepared by Wachovia Capital Markets,
                 LLC in connection with Wachovia Commercial Mortgage Securities,
                 Inc., Commercial Mortgage Pass-Through Certificates, Series
                 2005-C19

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By: /s/ William J. Cohane
                                       -----------------------------------------
                                       Name: William J. Cohane
                                       Title: Managing Director

Date: 24 June, 2005

                                  EXHIBIT INDEX

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------
99               Computational Materials prepared by Wachovia     E
                 Capital Markets, LLC in connection with
                 Wachovia Commercial Mortgage Securities, Inc.,
                 Commercial Mortgage Pass-Through Certificates,
                 Series 2005-C19